UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2008
MEDCO HEALTH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-31312	22-3461740
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Parsons Pond Drive, Franklin Lakes, NJ	07417
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 201-269-3400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On April 22, 2008, Medco Health Solutions, Inc. (the “Company” or “Medco”) issued a press release announcing that it has reached agreement with UnitedHealth Group (“United”) to provide pharmacy benefit services through December 31, 2012. A copy of the press release is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and is incorporated by reference herein.
Through this new agreement, which does not contain a “market check” feature, Medco will continue to handle mail claims and provide administrative services and United will continue to manage formulary and benefit design. The Company indicated that this agreement advances the relationship and includes new terms that provide clear alignment, both financially and through service delivery, around serving United’s integrated commercial medical and pharmacy business. United also has the option to in-source certain customer service and benefit set up functions, similar to many of Medco’s other health plan clients. This agreement will not have an impact on Medco’s earnings for fiscal 2008.
Cautionary Language Concerning Forward-Looking Statements
This Current Report on Form 8-K and the exhibit contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements. The Company’s actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Investors should carefully consider the risks and uncertainties that affect the Company’s business described in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	MEDCO	HEALTH SOLUTIONS, INC.

Date: April 22, 2008	By:	/s/ Thomas M. Moriarty

Thomas M. Moriarty
General Counsel, Secretary and
Senior Vice President,
Pharmaceutical Contracting

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 22, 2008